    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1996
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------
                            TELETECH HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          7389                  84-1291044
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employee
              of                 Classification Code Number)     Identification
incorporation or organization)                                        No.)

                        1700 LINCOLN STREET, SUITE 1400
                             DENVER, COLORADO 80203
                                 (303) 894-4000
         (Address, including zip code, and telephone number, including area code, of registrant's executive offices)

                               KENNETH D. TUCHMAN
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            TELETECH HOLDINGS, INC.
                        1700 LINCOLN STREET, SUITE 1400
                             DENVER, COLORADO 80203
                                 (303) 894-4000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              -------------------

                                WITH COPIES TO:

      CHARLES EVANS GERBER, ESQ.                 HOWARD S. LANZNAR, ESQ.
       HELEN N. KAMINSKI, ESQ.                      MARK D. WOOD, ESQ.
       Neal, Gerber & Eisenberg                   Katten Muchin & Zavis
       Two North LaSalle Street                   525 West Monroe Street
       Chicago, Illinois 60602                   Chicago, Illinois 60661
            (312) 269-8000                            (312) 902-5200

                              -------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-13833

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                              -------------------

                        CALCULATION OF REGISTRATION FEE

     TITLE OF EACH CLASS OF                 PROPOSED MAXIMUM            AMOUNT OF REGISTRATION
  SECURITIES TO BE REGISTERED         AGGREGATE OFFERING PRICE(1)                FEE
Common Stock, par value $.01 per
  share.........................              $14,347,400                     $4,348.00

(1) Estimated in accordance with Rule 457 (c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on October 24, 1996.

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
               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed with the Securities and Exchange Commission (the "Commission") by TeleTech Holdings, Inc. (the "Company") pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. This Registration Statement hereby incorporates by reference the contents of the Company's Registration Statement on Form S-1 (Registration No. 333-13833), filed on October 10, 1996, relating to the offering of up to 4,140,000 shares of the Company's common stock, par value $.01 per share.

                                 CERTIFICATION

    The Company hereby authorizes the Commission to deduct the $4,348.00 registration fee for the additional shares of common stock being registered hereby from available unrestricted funds previously deposited by the Company in the Commission's lockbox at Mellon Bank. In the event such funds are not available for any reason, the Company hereby certifies to the Commission that the Company will instruct its bank to wire, to the lockbox of the Commission at Mellon Bank, the registration fee for the additional shares of common stock being registered hereby as soon as practicable (but in no event later than the close of business on November 1, 1996); that it will not revoke such instructions; and that it has sufficient funds in the relevant account to cover the amount of the filling fee.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on October 31, 1996.

                                          By:       /s/ KENNETH D. TUCHMAN

                                             -----------------------------------
                                                     Kenneth D. Tuchman
                                             CHAIRMAN OF THE BOARD OF DIRECTORS,
                                                PRESIDENT AND CHIEF EXECUTIVE
                                                           OFFICER

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON OCTOBER 31, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

                /s/ KENNETH D. TUCHMAN
     -------------------------------------------        Chairman of the Board, President and Chief Executive
                  Kenneth D. Tuchman                     Officer (Principal Executive Officer)

                  * STEVEN B. COBURN
     -------------------------------------------        Chief Financial Officer (Principal Financial and
                   Steven B. Coburn                      Accounting Officer)

                    * ROD DAMMEYER
     -------------------------------------------        Director
                     Rod Dammeyer

                   * ALAN SILVERMAN
     -------------------------------------------        Director
                    Alan Silverman

                    * STUART SLOAN
     -------------------------------------------        Director
                     Stuart Sloan

                    * SAMUEL ZELL
     -------------------------------------------        Director
                     Samuel Zell

             *By: /s/ KENNETH D. TUCHMAN
     -------------------------------------------
                  Kenneth D. Tuchman
                 As Attorney-in-Fact

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                                   DESCRIPTION
----------  ------------------------------------------------------------------------------------------------------
5.1         Opinion of Neal, Gerber & Eisenberg
23.1        Consent of Arthur Anderson LLP, independent public accountants
23.2        Consent  of Gumbiner, Savett,  Finkel, Fingleson &  Rose, Inc. (formerly  Gumbiner, Savett, Friedman &
             Rose, Inc.), independent public accountants
23.3        Consent of Neal, Gerber & Eisenberg (included in Exhibit 5.1)
24.1*       Power of Attorney
            * Incorporated  by reference  to Exhibit  24.1 to  the Company's  Registration Statement  on Form  S-1
             (Registration No. 333-13833) filed on October 10, 1996.